                                                                 EXHIBIT 23.1(A)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 7, 2001, in the Registration Statement
(Form S-1) and related Prospectus of Cross Country, Inc. dated July 11, 2001.

                                          /S/ ERNST & YOUNG LLP

West Palm Beach, FL
July 6, 2001

                                                                 EXHIBIT 23.1(B)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 related to the consolidated financial statements of TravCorps Corporation and Subsidiary, in the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated
July 11, 2001.

                                          /S/ ERNST & YOUNG LLP

Boston, Massachusetts
July 6, 2001

                                                                 EXHIBIT 23.1(C)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 26, 2001 related to the consolidated financial statements of ClinForce, Inc. in the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated July 11, 2001.

                                          /S/ ERNST & YOUNG LLP

Raleigh, North Carolina
July 6, 2001